Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Supplement to Prospectus Dated October 31, 2014

Frontier RobecoSAM Global Equity Fund (FSGLX)

On February 19, 2015, the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) approved the liquidation of the Frontier RobecoSAM Global Equity Fund (the “Fund”) based upon the recommendation of Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to the Fund.  After considering a variety of factors, the Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company, effective as of the close of business on March 23, 2015 (the “Effective Time”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan, the Fund will be closed to new purchases and incoming exchanges as of February 19, 2015 (the “Closing Date”) (except purchases made through the automatic reinvestment of Fund distributions, if any, made after the Closing Date).  After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontier Funds, or to redeem their shares of the Fund, as provided in the Fund’s Prospectus.

Pursuant to the Plan, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the Effective Time will have their shares redeemed in cash and will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Effective Time, subject to any required withholdings.  Shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for tax purposes on the redemption of their Fund shares in the liquidation.  Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Important Information For Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares.  If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is February 19, 2015.